UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 28, 2019
(Date of earliest event reported)
_______________________
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Earthstone Energy, Inc., a Delaware corporation (the “Company”), approved base salary increases and cash bonus awards for certain named executive officers listed below (the “NEOs”), and granted awards (the “RSU Awards”) of restricted stock units (“RSU or “RSUs”) and awards (the “Performance Awards”) of performance units (the “Performance Units”) to the NEOs listed below, pursuant to the Company’s Amended and Restated 2014 Long-Term Incentive Plan (the “Plan”), RSU award agreements and Performance Unit award agreements. The Committee also approved the form of Performance Unit award agreement for executive officers that are granted Performance Units (the “Executive PSU Agreement”). The form of RSU award agreement (the “Executive RSU Agreement”) for RSU Awards granted to executive management of the Company from time to time under the Plan is included as Exhibit 10.1 hereto and the form of Executive PSU Agreement is included as Exhibit 10.2 hereto. Each RSU granted in accordance with the Executive RSU Agreement represents the contingent right to receive one share of Class A common stock, $0.001 par value per share, of the Company (“Class A Common Stock”).

The following table shows the base salaries for the NEOs to be implemented effective February 1, 2019:

Name	Base Salary
Frank A. Lodzinski	$500,000
Robert J. Anderson	$420,000
Timothy D. Merrifield	$320,000
Tony Oviedo	$320,000
Mark Lumpkin, Jr	$320,000

The following table shows the amount of cash bonuses awarded to the NEOs:

Name	Bonus ($)
Frank A. Lodzinski	$450,000
Robert J. Anderson	$350,000
Timothy D. Merrifield	$240,000
Tony Oviedo	$240,000
Mark Lumpkin, Jr	$240,000

The following table sets forth the RSU Awards and the Performance Awards granted to the NEOs:

Name	Number of RSUs	Number of Performance Units
Frank A. Lodzinski	184,275	184,275
Robert J. Anderson	122,850	122,850
Timothy D. Merrifield	61,425	61,425
Tony Oviedo	67,575	67,575
Mark Lumpkin, Jr.	67,575	67,575

The RSU Awards are time vested and will vest on an equal quarterly basis over a three-year period with the first vesting date on March 31, 2019.

The Performance Units granted to each NEO are payable in shares of Class A Common Stock (and in cash depending on the performance level achieved) based upon the achievement by the Company over a period commencing on February 1, 2019 and ending on January 31, 2022 (the “Performance Period”) of performance criteria established by the Committee.  The number of shares of Class A Common Stock that may be issued pursuant to a Performance Award will be determined by multiplying the number of Performance Units granted under the Performance Award by the Relative TSR Percentage.  The “Relative TSR Percentage” is the percentage, if any, achieved by attainment of the following performance criteria for the Performance Period, as certified by the Committee: (i) if the Company’s total shareholder return (“TSR”) measured against the Company’s peer group is below the 35th percentile, the Relative TSR Percentage is 0%; (ii) if the TSR measured against the Company’s peer group is at the 35th percentile, the Relative TSR Percentage is 50%; (iii) if the TSR measured against the Company’s peer group is at the 50th percentile, the Relative TSR Percentage is 100%; (iv) if the TSR measured against the Company’s peer group is at the 75th percentile, the Relative TSR Percentage is 150%; and (v) if the TSR measured against the Company’s peer group is in the 90th percentile or above, the Relative TSR Percentage is 200%, with 200% being the maximum and the Committee applying straight line interpolation for all points between such performance levels.  TSR for the Company and each of the peer companies is generally determined by dividing (A) the volume weighted average price of a share of stock for the trading days during the thirty calendar days ending on and including the last calendar day of the Performance Period minus the volume weighted average price of a share of stock for the trading days during the thirty calendar days ending on and including the first day of the Performance Period plus cash dividends paid over the Performance Period by (B) the volume weighted average price of a share of stock for the trading days during the thirty calendar days ending on and including the first day of the Performance Period. If the Relative TSR Percentage is greater than 100%, then any shares of Class A Common Stock that would otherwise be issuable will instead be paid in cash.

Unless otherwise determined by the Committee, each recipient will forfeit his or her Performance Units if the recipient’s employment with the Company terminates during the Performance Period for any reason other than for death, disability, termination by the Company without cause or termination by the recipient for good reason.  If employment is terminated during the Performance Period due to death, disability, termination by the Company without cause or termination by the recipient for good reason, the recipient is entitled to receive payment with respect to his Performance Units based on actual performance for the Performance Period.  In the event of a change of control event of the Company during the Performance Period, the Relative TSR Percentage will be determined based on actual performance as if the Performance Period ended on the date of the change of control event; provided that the minimum Relative TSR Percentage will be 100%, and outstanding Performance Units will be settled immediately following such date.

The description of the form of Executive RSU Agreement and the form of Executive PSU Agreement contained in this Item 5.02 do not purport to be complete and are qualified in their entirety by reference to the form of Executive RSU Agreement and the form of Executive PSU Agreement included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Executive Management) (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 2, 2016).
10.2	Form of Performance Unit Agreement (Executive Management).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: February 1, 2019	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration